MIDWEST HOLDING INC.

November, 2016

OTCQB: MDWT


Midwest Holding Inc.

MIDWEST HOLDING INC.

FORWARD-LOOKING STATEMENT DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, (the "PSLRA"). Statements in this presentation that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as "looks," "avoiding," "expand," "make," "provide," "lead," or variations of these words does not mean that a statement is not forward-looking.

The forward-looking statements in the presentation include statements about future operations, distribution plans, target demographics, long term growth potential, long term growth plans, and business strategies including writing of whole life insurance business for rural,
middle-income Americans, making accretive acquisitions, providing administrative services for other companies, and supporting common share information.

Forward-looking statements are based on current expectations and assumptions and analyses made by Midwest Holding Inc. ("Midwest") in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, Midwest cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results and developments will conform to expectations is subject to a number of significant risks and uncertainties, including but not limited to the following: the possibility that acquisitions may involve unexpected costs; further significant operating losses are expected to be incurred; Midwest's lack of capital may prevent writing any significant amounts of whole life insurance; unforeseen problems in selling insurance in markets in which Midwest has no or only limited experience; weakening of the U.S. economy and the economies in states Midwest intends to sell insurance; loss of insurance policy holders and key employees; inability of management to execute its plans to meet our goals; governmental regulations and policies may change; and liabilities my be incurred that have not been anticipated. Midwest's annual report on Form 10-K for the fiscal year ended in December 31, 2015, recent quarterly reports on Form 10-Q, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect Midwest's business, results of operations, and financial condition. These forward-looking statements speak only as of the date on which the statements are made, and the Midwest undertakes no obligation to update any forward-looking statements to reflect events or circumstance after the date on which a statement is made to reflect the occurrence of unanticipated events.

This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

MIDWEST HOLDING INC.

Executive Summary

- Founded in 2003, the company is a unique Midwestern franchise created through the acquisition or formation of several small insurers, with recent corporate structure streamlined
- Company's insurance subsidiary is licensed to sell in 16 states. Captive agents are recruited and trained internally and predominantly sell ordinary life products
- Midwest's common stock is listed on the OTCQB under MDWT; trading began July, 2016
- SEC reporting company since 2011
- Policies written to average face amounts of $75k - $100k with a 3 year break-even and profit margin of approximately 12% of premium
- Strategically focused on less populated rural markets thereby avoiding competition with many of the large carriers
- Current Chairman and CEO has 37 years of experience in the industry. Has been involved in more than 20 acquisitions throughout his career
- Company is seeking to expand its distribution network and geography targeting rural middle income individuals

MIDWEST HOLDING INC.

LONG TERM GROWTH PLAN
THREE PRONG STRATEGY

- **Expand core business writing ordinary whole life insurance policies on residents of "Middle America"**
- **Make accretive acquisitions**
- **Continual marketplace presence for common shares leading to listing on major exchange and/or IPO**

MIDWEST HOLDING INC.

PROJECTED 2016
GAAP
FINANCIAL HIGHLIGHTS

MIDWEST HOLDING INC.

PREMIUM INCOME

$ 3,875,000*

*** Exclusive of annuity revenue of $ 2,500,000**

MIDWEST HOLDING INC.

TOTAL ASSETS

$ 60,000,000

MIDWEST HOLDING INC.

STOCKHOLDERS' EQUITY

$ 7,000,000

MIDWEST HOLDING INC.

INSURANCE IN FORCE

$ 260,000,000

MIDWEST HOLDING INC.

MARKETING HIGHLIGHTS

MIDWEST HOLDING INC.

Marketing Underway in

- Nebraska
- South Dakota
- Colorado

Next Expansion States

- Missouri
- Minnesota

WHAT WE SELL

PRODUCT LINE CENTERED AROUND ORDINARY (WHOLE) LIFE INSURANCE

AMERICAN ACCUMULATOR

- **Whole Life with Annuity benefit embedded**
- **Average Annual Premium $2,300**
- **Profit Margin 10–12%**

AMERICAN PROTECTOR

- **7 – Pay Whole Life with Annuity benefit embedded**
- **Average Annual Premium $2,500**
- **Profit Margin 10%**

X- FACTOR

- **10 – Pay Whole Life with Annuity benefit embedded**
- **Average Annual Premium $2,200**
- **Profit Margin 10%**

ACCELERATOR

- **Participating Whole Life**
- **Average Annual Premium $4,600**
- **Profit Margin 10%**

TPA ACTIVITIES

- **Midwest is currently Third-Party Administrator for American Life and Security Corp.**
- **Provides Revenue Stream to Midwest**
- **Helps create economies of scale for Company's operations**
- **Greater control over Financial Reporting and operations**

CORPORATE ACQUISITIONS

- Western States Alliance Corp. —2009
- Capital Reserve Life Insurance Company —2010
- Old Reliance Life Insurance Company —2011
- Great Plains Financial Corp. —2014
- Great Plains Life Insurance Company —2014
- Security Capital Corp. —2014
- First Wyoming Capital Corp. —2015
- First Wyoming Life Insurance Company —2015
- Northstar Financial Corp. —2016

MIDWEST HOLDING INC.

CORPORATE STRUCTURE


Midwest Holding Inc.
Nebraska
100%
American Life & Security Corp.
Arizona
Arizona
Nebraska
Texas
Indiana
Colorado
Virgin Islands
Hawaii
Michigan
Illinois
Idaho
Missouri
Utah
New Mexico
Oklahoma
Wyoming
South Dakota

MIDWEST HOLDING INC.

MANAGEMENT

MIDWEST HOLDING INC.



Mark A. Oliver, FLMI

Chairman/CEO

Mr. Oliver has more than 37 years experience in operations, investment and finance in the life insurance industry. He has been a principal in more than 23 merger and acquisition transactions and overseen the development of his former company to a listing on the AMEX and NYSE.

MIDWEST HOLDING INC.



Joel Mathis

Sr. Vice President

Mr. Mathis is a veteran of over 40 years experience in the life insurance and investor relations arena. He and Mr. Oliver have worked together for more than 20 years building life insurance companies. In addition to a broad IR background, Mr. Mathis brings significant operations experience.

MIDWEST HOLDING INC.



Debra Havranek, CPA

Vice President, Financial Reporting

Ms. Havranek joined Midwest Holding in 2014, and was named Vice President, Financial Reporting in 2015. She has served as Manager of Finance in the Consumer Packaged Goods industry for 8 years and Manager/Supervisor in the Corporate and/or Regulatory Reporting department in the banking and insurance industries for 12 years.

MIDWEST HOLDING INC.


Midwest Holding Inc.

MIDWEST HOLDING INC.

MIDWEST HOLDING INC.

OTCQB: MDWT